AAM/Bahl & Gaynor Income Growth Fund

Class A (Ticker Symbol: AFNAX)

Class C (Ticker Symbol: AFYCX)

Class T (Ticker Symbol: AFNTX)

Class I (Ticker Symbol: AFNIX)

A series of Investment Managers Series Trust

Supplement dated July 31, 2019, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated November 1, 2018, as supplemented.

Effective August 1, 2019 (the “Effective Date”), Kevin T. Gade, Peter M. Kwiatkowski and Keith H. Rennekamp will be added as portfolio managers of the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”). William F. Bahl, Vere W. Gaynor, Charles A. Pettengill, Eleanor K. Moffat, Scott D. Rodes, Lori A. Hudson, Edward A. Woods, John B. Schmitz, Ellis D. Hummel, Stephanie S. Thomas, Nicholas W. Puncer, Christopher M. Rowane, W. Jeff Bahl and James E. Russell, Jr. will continue as portfolio managers of the Fund. Accordingly, as of the Effective Date, the Prospectus and SAI are updated as follows.

The “Portfolio Managers” section on page 5 of the Prospectus is replaced with the following:

The portfolio management team is comprised of the following individuals, who have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since the dates indicated.

Name and Title (Bahl & Gaynor)	Managed the Fund Since:
William F. Bahl, CFA, CIC - Co-Founder and Chairman	July 5, 2012
Vere W. Gaynor - Co-Founder and President	July 5, 2012
Charles A. Pettengill, CFA, CIC, CPA - Vice President and Principal	July 5, 2012
Eleanor K. Moffat, CFA, CIC - Vice President and Principal	July 5, 2012
Scott D. Rodes, CFA, CIC - Vice President and Principal	July 5, 2012
Lori A. Hudson - Vice President and Principal	July 5, 2012
Edward A. Woods, CFA, CIC - Vice President and Principal	July 5, 2012
John B. Schmitz, CFA, CIC - Vice President and Principal	July 5, 2012
Ellis D. Hummel, CFP - Vice President and Principal	July 5, 2012
Stephanie S. Thomas, CFA – Vice President and Principal	January 2, 2013
Nicholas W. Puncer, CFA, CFP – Vice President	November 1, 2014
Christopher M. Rowane, CFA – Vice President	November 1, 2014
W. Jeff Bahl – Vice President	November 1, 2014
James E. Russell, Jr., CFA - Vice President	January 2, 2015
Kevin T. Gade, CFA, CFP - Vice President and Principal	June 30, 2019
Peter M. Kwiatkowski, CFA - Vice President and Principal	June 30, 2019
Keith H. Rennekamp, CFA, CFP - Vice President and Principal	June 30, 2019

The first paragraph under the heading entitled “Portfolio Managers” beginning on page 10 of the Prospectus is replaced with the following:

Bahl & Gaynor makes investment decisions through an Investment Committee. The Investment Committee is comprised of 17 senior investment professionals who are actively involved in the decision making process. All of these senior managers function as portfolio managers, research analysts, and client service contacts. In addition, each senior manager specializes in a specific sector in which the Fund invests. They function as peers with each having an equal vote on portfolio security purchases and sales.

The following paragraphs are added under the heading entitled “Portfolio Managers” beginning on page 10 of the Prospectus:

Kevin T. Gade, CFA, CFP is Vice President and Principal of the Sub-Advisor. Mr. Gade is responsible for portfolio management, investment research of the health care sector, and client services. Prior to joining Bahl & Gaynor in 2016 as a research analyst, Mr. Gade served as an analyst within CitiBank NA’s Markets and Securities Services group from 2014 to 2016. Previously, he worked at Bahl & Gaynor as an intern from 2011 to 2014. Mr. Gade earned a B.B.A. from the University of Cincinnati.

Peter M. Kwiatkowski, CFA is Vice President and Principal of the Sub-Advisor. Mr. Kwiatkowski is responsible for portfolio management, investment research of the industrials sector, and client services. Prior to joining Bahl & Gaynor in 2019, Mr. Kwiatkowski was Director of Growth & Income strategies with ClearArc Capital, Inc., a wholly-owned subsidiary of Fifth Third Bank, where he worked since 2001. Prior to Fifth Third Bank, he served as a portfolio analyst for Pacific Investment Management Company (PIMCO) from 1999 to 2001. His experience also includes a role as National Default Manager at Quality Loan Service, Inc. in the mortgage servicing industry. Mr. Kwiatkowski earned a B.S. in Finance, Real Estate & Law from California State University, Long Beach.

Keith H. Rennekamp, CFA, CFP is Vice President and Principal of the Sub-Advisor. Mr. Rennekamp is responsible for portfolio management, investment research of the communication services sector, and client services. Prior to joining Bahl & Gaynor in 2018, Mr. Rennekamp served as Vice President and Senior Portfolio Manager for Huntington Bank from 2013 to 2018. Prior to Huntington Bank, he held positions with Fifth Third Bank from 2002 to 2013, most recently as a portfolio manager. Mr. Rennekamp earned an M.B.A. from Xavier University and a B.B.A. from The Ohio State University.

The following are added under the section entitled “Other Accounts Managed by the Portfolio Managers” beginning on page B-24 of the SAI:

As of June 30, 2019, certain information on other accounts managed by Kevin T. Gade, Peter M. Kwiatkowski and Keith H. Rennekamp are set forth below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ in billions)	Number of Accounts	Total Assets ($ in billions)	Number of Accounts	Total Assets (in billions)
Kevin T. Gade, CFA, CFP	None	0	None	0	2,319	29.9*
Peter M. Kwiatkowski, CFA	None	0	None	0	2,319	29.9*
Keith H. Rennekamp, CFA, CFP	None	0	None	0	2,319	29.9*

*	All assets and accounts in separately managed accounts from which Bahl & Gaynor receives a percentage fee of all assets under management/advisement.

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ in billions)	Number of Accounts	Total Assets ($ in billions)	Number of Accounts	Total Assets ($ in billions)
Kevin T. Gade, CFA, CFP	None	0	None	0	None	0
Peter M. Kwiatkowski, CFA	None	0	None	0	None	0
Keith H. Rennekamp, CFA, CFP	None	0	None	0	None	0

The following is added to the “Ownership of the Fund by Portfolio Managers” beginning on page B-25 of the SAI:

The following chart sets forth the dollar range of equity securities owned by Kevin T. Gade, Peter M. Kwiatkowski and Keith H. Rennekamp in the Fund as of June 30, 2019.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Kevin T. Gade, CFA, CFP	$0
Peter M. Kwiatkowski, CFA	$0
Keith H. Rennekamp, CFA, CFP	$10,001-$50,000

Please file this Supplement with your records.